UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

KENNEDY-WILSON HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee previously paid with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

You May Vote Your Proxy When You View The Materials On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares.

KENNEDY-WILSON HOLDINGS, INC. c/o Continental Proxy Services 1 State Street, New York NY 10004	KENNEDY-WILSON HOLDINGS, INC. 151 S. El Camino Drive Beverly Hills, California 90212 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS to be held on June 6, 2024

Dear Stockholder,

The Annual Meeting of the Stockholders of Kennedy-Wilson Holdings, Inc., a Delaware corporation (the “Company”), will be held on June 6, 2024 at 9:00 a.m. Pacific Time (the “Annual Meeting”), at the Beverly Wilshire Hotel, 9500 Wilshire Boulevard, Beverly Hills, California, for the following purposes:

(1)	To elect four (4) directors to the Board of Directors of the Company to serve for a three-year term and until their successors are duly elected and qualified;

(2)	To vote on an advisory, non-binding proposal, to approve the compensation of the Company’s named executive officers;
(3)	To ratify the appointment of KPMG LLP as the Company’s independent registered accounting firm for the 2024 fiscal year; and

(4)	To transact any other business as may properly be presented at the Annual Meeting or any adjournment or postponement thereof.

The Board of Directors recommends a vote “FOR” the election of the four nominees and “FOR” Proposals 2 and 3.

All stockholders are cordially invited to attend the meeting. Stockholders of record of the Company’s common stock at the close of business on April 16, 2024 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. A list of the stockholders entitled to vote at the meeting may be examined at the Company’s office at 151 S. El Camino Drive, Beverly Hills, California during the 10-day period preceding the Annual Meeting.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card.	Vote Your Proxy on the Internet: Go to http://www.cstproxyvote.com Have your notice available when you access the above website. Follow the prompts to vote your shares.

CONTROL NUMBER
The Proxy Materials are available for review at: https://www.cstproxy.com/kennedywilson/2024

KENNEDY-WILSON

HOLDINGS, INC.

151 S. El Camino Drive

Beverly Hills, California 90212

Important Notice Regarding the Availability Of Proxy Materials For the

Annual Meeting of Shareholders to Be Held On Thursday, June 6, 2024

The following Proxy Materials are available to you to review at:

https://www.cstproxy.com/kennedywilson/2024

Included are the Company’s:

    - Annual Report for the year ended December 31, 2023

    - 2024 Proxy Statement

    - the Proxy Card

    - any amendments to the foregoing materials

This is not a ballot. You cannot use this notice to vote your shares. This communication presents an overview of the more complete proxy materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before May 30, 2024 to facilitate a timely delivery. You may also request that you receive paper copies of all future proxy materials from the Company.

ACCESSING YOUR PROXY MATERIALS ONLINE Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your Control number.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

By telephone please call 1-888-221-0691,

or

By logging on to https://www.cstproxy.com/kennedywilson/2024

or

By email at: proxy@continentalstock.com

Please include the company name and your control number in the subject line.